SUPPLEMENT DATED APRIL 14, 2026

TO THE SUMMARY PROSPECTUS, UPDATING SUMMARY PROSPECTUS, AND STATUTORY PROSPECTUS DATED APRIL 30, 2025

OF FIDELITY PERSONAL RETIREMENT ANNUITY®

ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)

This supplement should be read, retained, and used in conjunction with the Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus (collectively, the “Prospectuses”) of Fidelity Personal Retirement Annuity®. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Fund Merger

This Supplement is to inform you that shareholders of the Invesco V.I. Global Core Equity Fund (the “Target Fund”) have approved the liquidation and the transfer of its assets to the Invesco V.I. Global Fund (the “Acquiring Fund”). The merger will be completed on April 24, 2026, at which time the Target Fund will no longer be available under your Contract and will be replaced by the Acquiring Fund.

What will happen to any portion of my Contract allocated to the Target Fund?

•	The value of the portion of your Contract allocated to the Target Fund will be transferred to the Acquiring Fund after close of business on April 24, 2026.

•

The merger will not result in a change in value. The value of the portion of your Contract allocated to the Acquiring Fund after the merger will be equal to the value of the portion of your Contract allocated to the Target Fund immediately prior to the merger.

How else could I be impacted by the merger?

•

Any Exchanges you make out of the Acquiring Fund in the 30 days following the merger from assets previously held in the Target Fund will not count against any Exchange limitations described in the Prospectus.

•

Any active instructions on file for your Contract that currently allocate to the Target Fund will automatically transfer to the Acquiring Fund on or after April 24, 2026. This includes instructions for the following optional benefits under your Contract: Automatic Annuity Builder, Dollar Cost Averaging, Automatic Rebalancing, and Systematic Withdrawal Program.

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Effective April 24, 2026, the below information about the Acquiring Fund is added to Appendix A: FUNDS AVAILABLE UNDER THE CONTRACT of the Prospectus and the current information about the Target Fund is removed:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks capital appreciation	Invesco V.I. Global Fund Adviser: Invesco Advisers, Inc.	0.81%	15.32%	7.28%	11.00%

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.dfinview.com/Fidelity/PUFT/FPRA. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

If you have questions, or if you would like to discuss allocation options, please contact a Fidelity Annuity Service Specialist at 800-634-9361, Monday through Friday, 8:30 a.m. to 7:30 p.m. Eastern time.

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